Dated as of September 17, 1999

               This THIRD AMENDMENT (this "Amendment") is among FOODMAKER, INC., a Delaware corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as L/C Bank (as defined in the Credit Agreement) and as agent (the "Agent") for the Lenders and the Issuing Banks thereunder.

                             PRELIMINARY STATEMENTS:

               1. The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment, dated as of August 24, 1998 and the Second Amendment, dated as of February 27, 1999 (as so amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

               2. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement to (i) decrease the amount of Permitted Sale-Leaseback Transactions that may be undertaken by the Borrower and its Subsidiaries, (ii) increase the amount of Capital Expenditures that may be made by the Borrower and its Subsidiaries, (iii) increase the aggregate notional amount of Debt in respect of Hedge Agreements that may be incurred by the Borrower, (iv) permit the Borrower and its Subsidiaries to prepay certain Debt, and (v) amend the definition of "Permitted Liens."

               3. The Borrower has requested that the Lenders amend Section 5 of the Waiver, dated as of May 27, 1999 (the "Waiver"), among the Borrower, the Lenders, the L/C Bank and the Agent to remove the requirement that financing statements, fixture filings and other instruments be filed or recorded in connection with the change in the name of the Borrower.

               4. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in
Section 3 hereof, the Credit Agreement is hereby amended as follows:

               (a) Section 1.01 of the Credit Agreement is hereby amended by deleting in its entirety the table contained in the definition of "Permitted Sale- Leaseback Transaction" and substituting in lieu thereof the following new table:

                    Fiscal Year
                     Ending In                     Amount
                    -----------                 ------------
                       1999                      $85,000,000
                       2000                     $100,000,000
                       2001                     $125,000,000
                       2002                     $120,000,000
                       2003                     $120,000,000

               (b) The definition of "Permitted Liens" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (f) thereof, (ii) deleting the period at the end of clause (g) thereof and substituting in lieu thereof a semi-colon, and (iii) inserting immediately following clause (g) thereof the following new clause (h):

               "Liens not otherwise constituting Permitted Liens so long as neither the aggregate outstanding principal amount of the obligations secured thereby, nor the aggregate fair market value (determined, in the case of each such Lien, as of the date such Lien in incurred) of the assets subject thereto exceeds (i) in the aggregate, $3,000,000 at any time outstanding or (ii) with respect to any transaction, $500,000 at any time outstanding."

               (c) Section 6.02(b) of the Credit Agreement is hereby amended by deleting the amount of $50,000,000 as it appears in the last line of clause
(i)(C) thereof and substituting in lieu thereof the amount of $75,000,000.

               (d) Section 6.02(k) of the Credit Agreement is hereby amended by deleting subclause (B) of clause (i) thereof in its entirety and substituting in lieu thereof the following new subclause (B):

               "(B) (x) regularly scheduled or required repayments or redemptions of Surviving Debt, (y) the prepayment of the Surviving Debt identified on Schedule 6.02(k), and (z) the prepayment of Debt in respect of Capitalized Leases and other Debt (whether or not outstanding on the date hereof) in an aggregate principal amount not to exceed $20,000,000,"

               (e) Section 6.04(d) of the Credit Agreement is hereby amended by deleting in its entirety the table set forth at the end of such Section and substituting in lieu thereof the following new table:

                   Fiscal Year                 Amount
                   -----------              ------------
                      1999                  $140,000,000
                      2000                  $160,000,000
                      2001                  $185,000,000
                      2002                  $195,000,000
                      2003                  $195,000,000

               (f) The Schedules to the Credit Agreement are hereby amended by inserting in appropriate numerical sequence a new Schedule 6.02(k) in the form of Exhibit A attached hereto.

               SECTION 2. Amendments to Waiver. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Waiver is hereby amended by deleting Section 5 thereof in its entirety.

               SECTION 3. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

               (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

               (b) each of the representations and warranties in Section 4 below shall be true and correct;

               (c) with respect to the amendment to the Waiver only, each of the conditions to the release of the Collateral set forth in Section 9.01(b) of the Credit Agreement shall have been satisfied.

               SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:

               (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

               (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

               (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

               (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

               SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

               (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

               SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

               SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Pages Follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

FOODMAKER, INC.,
  a Delaware corporation


By:    Harold L. Sachs
       ----------------------------------
       Name: Harold L. Sachs
       Title: Treasurer

BANK OF AMERICA, N.A.,
  as Agent


By:    Richard G. Parkhurst, Jr.
       ----------------------------------
       Name: Richard G. Parkhurst, Jr.
       Title: Managing Director


Lenders
BANK OF AMERICA, N.A.


By:    Richard G. Parkhurst, Jr.
       ----------------------------------
       Name: Richard G. Parkhurst, Jr.
       Title: Managing Director


CREDIT LYONNAIS LOS ANGELES BRANCH


By:    Dianne M. Scott
       ----------------------------------
       Name: Dianne M. Scott
       Title: 1st Vice President/Manager


ROYAL BANK OF CANADA


By:
       ----------------------------------
       Name:
       Title:


UNION BANK OF CALIFORNIA, N.A.


By:
       ----------------------------------
       Name:
       Title:

U.S. BANK NATIONAL ASSOCIATION


By:    Janet Jordan
       ----------------------------------
       Name: Janet Jordan
       Title: Vice President


BANK ONE, TEXAS, N.A.


By:    Kathy Turner
       ----------------------------------
       Name: Kathy Turner
       Title: Director


CIBC INC.


By:    Gerald Girardi
       ----------------------------------
       Name: Gerald Girardi
       Title: Executive Director
              CIBC World Markets Corp., as Agent

MORGAN GUARANTY TRUST CO.


By:    Francoise Berthelot
       ----------------------------------
       Name: Francoise Berthelot
       Title: Vice President


SANWA BANK CALIFORNIA


By:    L. D. Hart
       ----------------------------------
       Name: L. D. Hart
       Title: Vice President


NATEXIS BANQUE - BFCE


By:    Iain A. Whyte
       ----------------------------------
       Name: Iain A. Whyte
       Title: Vice President and Group Manager - Corporate Finance

By:    Bennett C. Pozil
       ----------------------------------
       Name: Bennett C. Pozil
       Title: Vice President and Group Manager - Entertainment Finance

                                    CONSENT
                         Dated as of September 17, 1999


              The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Third Amendment), each hereby consents and agrees to the foregoing Amendment and hereby confirms and agrees that (i) the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Third Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Third Amendment, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.


CP DISTRIBUTION CO., a Delaware corporation, CP WHOLESALE CO., a Delaware corporation, and JACK IN THE BOX, INC., a New Jersey corporation


By:   Lawrence E. Schauf
      ----------------------------------
      Name: Lawrence E. Schauf
      Title: Executive Vice President and Secretary


FOODMAKER INTERNATIONAL
FRANCHISING, INC.,
   a Delaware corporation


By:   Harold L. Sachs
      ----------------------------------
      Harold L. Sachs
      Treasurer

EXHIBIT A

SCHEDULE 6.02(k)

SURVIVING DEBT PERMITTED TO BE PREPAID


                                                   Balance as of
Debt                                              August 29, 1999
----------------------------------------------    ---------------
Secured notes, 11.5% interest, due in
monthly installments through May 1, 2005            $7,160,000

Secured notes, 9.5% interest, due in
monthly installments through August 1, 2017         $8,007,000